Exhibit 10.1

FIRST AMENDMENT

TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is entered into as of January 25, 2012, by and among RESMED INC., a Delaware corporation (“Borrower”), each lender from time to time party to the Credit Agreement (defined below; collectively, “Lenders” and individually, a “Lender”), UNION BANK, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Swing Line Lender (in such capacity, “Swing Line Lender”) and L/C Issuer (in such capacity, “L/C Issuer”), and HSBC BANK USA, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, “Syndication Agent”).

RECITALS

Administrative Agent and Syndication Agent (collectively, “Agent Parties” and individually, an “Agent Party”), Swing Line Lender, L/C Issuer and the Lenders (collectively, “Lender Parties” and individually, a “Lender Party”), and Borrower are parties to that certain Credit Agreement dated as of February 10, 2011, as amended, restated, modified or supplemented from time to time (the “Credit Agreement”). The parties desire to amend the Credit Agreement in accordance with the terms of this Amendment. Unless otherwise defined herein, all initially capitalized terms in this Amendment shall be as defined in the Credit Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Schedule 2.01 of the Credit Agreement is deleted in its entirety and replaced with Schedule 2.01 attached hereto.

2. No course of dealing on the part of the Agent Parties, the Lender Parties, or their officers, nor any failure or delay in the exercise of any right under the Loan Documents by any Agent Party or Lender Party, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Any Agent Party’s or Lender Party’s failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of Lender Parties and Agent Parties thereafter to demand strict compliance with and performance of such provision.

3. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of any Agent Party or Lender Party under the Credit Agreement, as in effect prior to the date hereof. Upon the effectiveness of this Amendment, all references in the Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

4. Borrower represents and warrants that the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date of this Amendment (except such representations and warranties which are by their terms expressly limited to an earlier date, in which case the same were true and correct in all material respects as of such earlier date), and that, after giving effect to this Amendment, no Event of Default has occurred and is continuing.

5. As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, the following:

(a) this Amendment, duly executed by Borrower;

(b) an Amended and Restated Promissory Note in favor of each Lender;

(c) an Affirmation of Unconditional Guaranty, duly executed by each Guarantor;

(d) an Officer’s Certificate, duly executed by Borrower and each Guarantor;

(e) payment by Borrower of the fees set forth in that certain $400,000,000 Senior Secured Revolving Credit Facility Fee Letter by and between Administrative Agent and Borrower dated as of November 3, 2011, which may be debited from any of Borrower’s accounts;

(f) all reasonable, invoiced costs and expenses of the Administrative Agent incurred through the date of this Amendment, plus such additional amounts of such costs and expenses as shall constitute its reasonable estimate of such costs and expenses incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Administrative Agent), all of which may be debited from any of Borrower’s accounts; and

(g) such other documents, and completion of such other matters, as Administrative Agent may reasonably deem necessary or appropriate.

6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RESMED INC.

By:	/s/ David Pendarvis
Name:	David Pendarvis
Its:	Chief Administrative Officer, Global General Counsel & Secretary

UNION BANK, N.A., as Administrative
Agent

By:	/s/ Mark Adelman
Name:	Mark Adelman
Its:	Vice President

UNION BANK, N.A., as a Lender,
L/C Issuer and Swing Line Lender

By:	/s/ Mark Adelman
Name:	Mark Adelman
Its:	Vice President

Lending Office:
530 B St., 4th Floor
San Diego, CA 92101
Attn:	Mark Adelman
Fax:	(619) 230-3766

[Signature Page to First Amendment to Credit Agreement]

[Continued on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HSBC BANK USA, National Association, as Syndication Agent

By:	/s/ James Colman
Name:	James Colman
Its:	Vice President

HSBC BANK USA, National Association, as a Lender

By:	/s/ James Colman
Name:	James Colman
Its:	Vice President

Lending Office:
One HSBC Center, Floor 26
Buffalo, NY 14203
Attn:	Mark C Hall
Fax:	(716) 841-4178

[Signature Page to First Amendment to Credit Agreement]

[Continued on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMMONWEALTH BANK OF
AUSTRALIA, as a Lender

By:	/s/ Andrew Ting
Name:	Andrew Ting
Its:	VICE PRESIDENT by POA dated 9, July 2008

Lending Office:
LVL 22, 201 SUSSEX ST
SYDNEY NSW AUSTRALIA
Attn:	Andrew Ting
Fax:	+612 9118 4002

[Signature Page to First Amendment to Credit Agreement]

[Continued on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WELLS FARGO BANK, N.A., as a
Lender

By:	/s/ Joseph R. Bruckart
Name:	Joseph R. Bruckart
Its:	Vice President

Lending Office:
401 B Street, Suite 2201
San Diego, CA 92101
Attn:	Joseph R. Bruckart
Fax:	(619) 699-3020

[Signature Page to First Amendment to Credit Agreement]

SCHEDULE 2.01

COMMITMENTS AND

APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
UNION BANK, N.A.	$107,000,000	26.750000000%
HSBC BANK USA, N.A.	$107,000,000	26.750000000%
COMMONWEALTH BANK OF AUSTRALIA	$93,000,000	23.250000000%
WELLS FARGO BANK, N.A.	$93,000,000	23.250000000%
Total	$400,000,000	100.000000000%